UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ACETO CORPORATION
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACETO CORPORATION

One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

October 23, 2006

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on Thursday, December 7, 2006 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, One Hollow Lane, Lake Success, New York. I am pleased to provide you with your Company’s annual report and the proxy statement attached to this letter.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting. You may vote your shares at the annual meeting by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Leonard S. Schwartz
Chairman of the Board, President and
Chief Executive Officer

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ACETO CORPORATION

One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on Thursday, December 7, 2006, at 10:00 a.m., Eastern Standard Time, at the Company’s offices indicated above for the following purposes:

•	to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

•	to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

The matters listed in this notice of meeting are described in the accompanying proxy statement. The Company’s board of directors has fixed the close of business on October 13, 2006 as the record date for this year’s annual meeting. You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please promptly complete, sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Corporate Secretary

Lake Success, New York
October 23, 2006

ACETO CORPORATION

ONE HOLLOW LANE
LAKE SUCCESS, NEW YORK 11042-1215
Tel. (516) 627-6000

PROXY STATEMENT

GENERAL INFORMATION

Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on Thursday, December 7, 2006 at 10:00 a.m. Eastern Standard Time, at the Company’s offices. We sent you this proxy statement because our board of directors is soliciting your proxy to vote your shares at the annual meeting and at any adjournment. This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission and the Nasdaq Stock Market LLC, which information is designed to assist you in voting your shares. The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the board of directors knows of no other business that will come before the meeting.

We will begin mailing these proxy materials on or about October 26, 2006. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Information About Voting

Q:	Why am I receiving these materials?

A:
The board of directors is providing these proxy materials to you in connection with the Company’s annual meeting of shareholders, which will take place on December 7, 2006. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report is also enclosed.

Q:	What items of business will be voted on at the annual meeting?

A:
The two items of business scheduled to be voted on at the annual meeting are the election of directors and the ratification of the Company’s independent registered public accounting firm. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?

A:
The board of directors recommends that you vote your shares FOR each of the nominees to the board and FOR the ratification of the Company’s independent registered public accounting firm on the proxy card included with this proxy statement.

Q:	What shares can I vote?

A:
You may vote all shares owned by you as of the close of business on October 13, 2006, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, The Bank of New York, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 13, 2006, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 13, 2006, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?

A:
You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Q:	Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Terry Steinberg, Vice President, Administration and Assistant Corporate Secretary, by mail to Aceto Corporation, One Hollow Lane, Lake Success, New York 11042 or by phone at 516-627-6000. Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Steinberg.

Q:	How are votes counted?

A:
In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees. In the ratification of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors FOR all of the Company’s nominees, FOR ratification of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Company’s shares of common stock outstanding on October 13, 2006 is necessary to constitute a quorum. Under the New York Business Corporation Law, and the Company’s articles of incorporation and by-laws, abstentions are treated as present for purposes of determining whether a quorum exists.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. Any other matters that might properly arise at the meeting require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals. Broker non-votes will not have the effect of a vote for or against other proposals. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2006.

Q:	What happens if additional matters are presented at the annual meeting?

A:
Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Leonard S. Schwartz, the Company’s Chairman, President and Chief Executive Officer, and Douglas Roth, the Company’s Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:	What shares are entitled to be voted?

A:
Each share of the Company’s common stock issued and outstanding as of the close of business on October 13, 2006, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 24,286,521 shares of the Company’s common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of shareholders?

A:
You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the corporate secretary of the Company no later than June 26, 2007. Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Company’s board of directors is proposing a slate of directors that consists of seven incumbent directors. The nominees are set forth in the table below.

NAME	AGE	POSITION	DIRECTOR SINCE

Leonard S. Schwartz	60	Chairman, President and CEO	1991
Robert A. Wiesen (1)	55	Director	1994
Stanley H. Fischer	63	Director	2000
Albert L. Eilender (2)(3)	63	Director	2000
Ira S. Kallem (2)	58	Director	2002
Hans C. Noetzli (2)	65	Director	2002
William N. Britton	61	Director	2006

(1)	This director is designated the lead compensation director.
(2)	This director is a member of the audit committee.
(3)	This director is designated the lead independent director.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors hold any directorships in any other public company, except for Mr. Noetzli, who is a member of the board of directors of Synthetech, Inc. A majority of our board members are independent.

Set forth below is the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

Leonard S. Schwartz. Mr. Schwartz has served as Chairman and Chief Executive Officer of the Company since July 1, 1997 and President since July 1, 1996. After joining the Company in 1969, Mr. Schwartz, a chemist by training, developed the Company’s industrial chemicals business and had a key role in the management of the Company’s subsidiaries.

Robert A. Wiesen. Mr. Wiesen is an attorney and partner in the law firm of Clifton Budd & DeMaria. He joined this law firm in 1979 subsequent to his employment with the National Labor Relations Board. He has handled matters for the Company relating to labor and employment law for over ten years and he has written and lectured on labor law.

Stanley H. Fischer. Mr. Fischer is President of Fischer and Burstein P.C., a law firm. Mr. Fischer received a J.D. degree from New York University School of Law. He has been a practicing attorney for more than 30 years and has advised and represented corporate entities in matters relative to internal matters, mergers, acquisitions, real estate and litigation. He is a member of the American Bar Association, the New York Bar Association, the Association of the Bar of the City of New York, the Association of Trial Lawyers of America, New York State Trial Lawyers and the Nassau County Bar Association. He is a member of various professional committees including the International Law Section of the New York State Bar.

Albert L. Eilender. Mr. Eilender is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally. He has also served on the boards of numerous industry trade associations during his career.

Ira S. Kallem. Mr. Kallem has been a practicing accountant, part-time, at Wiener, Frushtick & Straub, Certified Public Accountants, since September 2000. In June 1994, Mr. Kallem co-founded Mateo Express, Inc., an international money transfer company and served as Chief Financial Officer and Director until May 2000. Previously, he was a Senior Partner at Shine & Company, Certified Public Accountants.

Hans C. Noetzli. Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland. Mr. Noetzli holds a degree in Business Administration. He has more than 30 years experience in the fine chemicals industry. Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland. Mr. Noetzli also served on the board of directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations. Currently, he is a member of the board of directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients and he is a member of the board of directors of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies.

William N. Britton. Mr. Britton is the sole owner of TD AIM, LLC through which he is involved in a variety of activities surrounding financial consulting and private equity investing. Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase. He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending. He is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School.

INFORMATION ABOUT THE COMPANY’S COMMITTEES

Audit Committee

The audit committee is comprised of Albert L. Eilender, Ira S. Kallem (Chairman) and Hans C. Noetzli. The audit committee is responsible for recommending the Company’s independent public accounting firm and reviewing management actions in matters relating to audit functions. The committee reviews with the Company’s independent public accountants the scope and results of its audit engagement and the Company’s system of internal controls and procedures. The committee also reviews the effectiveness of procedures intended to prevent violations of laws. The Committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q. The report of the audit committee for fiscal year 2006 can be found below.

The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

Our board has determined that all audit committee members are independent under applicable SEC regulations, and as defined by Rule 4200 (a)(14) of the Nasdaq Marketplace Rules. Our board of directors has determined that Mr. Kallem qualifies as an “audit committee financial expert” as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002. The audit committee operates under a formal charter that governs its duties and conduct. The charter is attached as an appendix to this proxy statement, and is published on the Company’s corporate website - www.aceto.com.

The audit committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

Board Nominations

The Company’s board of directors does not have a nominating committee. Instead, the Company’s independent directors make recommendations to the full board, which nominates directors on an annual basis. The board believes this process is preferable because it wishes to involve all of its independent directors in the nomination process rather than a select number of committee members.

The independent directors perform the following functions with respect to nomination decisions:

•	They consider and recommend to the board of directors, individuals for election as directors.

•	They make recommendations to the board of directors regarding any changes to the size of the board of directors or any committee.

•	They report to the board of directors on a regular basis, not less than once a year.

The Company’s independent directors and board of directors have determined that candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience, and having high moral character. The board of directors retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the independent directors and the board of directors review that director’s overall service to the Company during that director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by that director during his or her term.

When selecting a new director nominee, the independent directors and the board of directors first determine whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “Audit Committee Financial Expert,” as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Each director then has an opportunity to privately interview each nominee if he or she deems it necessary. The board then meets to consider the candidates’ qualifications and chooses candidates by a unanimous vote.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Leonard S. Schwartz, Chairman, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042. Any such notice must, for any given annual meeting, be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Aceto shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

The board of directors will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

Compensation Decisions

Effective December 2004, the board of directors eliminated the executive compensation committee. Instead of that committee, all of the Company’s independent directors recommend to the full board of directors all elements of compensation of the Company’s executive officers. With respect to compensation matters, the independent directors make recommendations regarding salary, stock option plans, stock option grants and other grants under the Company’s stock option plans. The board believes this process is preferable because it wishes to involve all of its independent directors in compensation decisions rather than a select number of committee members.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2006, the board of directors held five meetings and acted by unanimous written consent three times. Each director attended 100% of the board meetings and meetings of the board committees on which he served.

During the Company’s fiscal year ended June 30, 2006, the audit committee met six times.

At each scheduled meeting of the board of directors, the independent members of the board of directors meet separately in executive session without management being present. A lead director elected by the independent directors is responsible for chairing such executive sessions. Currently the lead director is Albert L. Eilender.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2005 annual meeting of shareholders.

Communications by our Shareholders to the Board of Directors

Our board of directors recommends that shareholders direct to the Company’s corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to droth@aceto.com, by facsimile to (516) 627-6093, or by mail to Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the corporate secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market LLC has recently made changes to its corporate governance and listing requirements. The board of directors has initiated numerous actions consistent with these new rules and will continue to regularly monitor developments in the area of corporate governance.

Code of Ethics for Worldwide Financial Management

The Company has adopted a Code of Ethics for Worldwide Financial Management that sets forth standards of ethics for the Company’s principal executive officer and senior financial officers, violations of which are reported to the audit committee. This Code of Ethics was attached as an appendix to the Company’s 2003 proxy statement, and is published on the Company’s corporate website.

Code of Business Conduct for all Aceto Employees

The Company has adopted a Code of Business Conduct for all Aceto Employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code. The Code of Business Conduct was attached as an appendix to the Company’s 2003 proxy statement, and is published on the Company’s corporate website.

NASDAQ Code of Business Conduct and Ethics

The Company also adopted a Code of Business Conduct and Ethics for all Aceto directors and employees in accordance with Nasdaq Qualitative Listing Requirement 4350(n). This Code of Conduct is published on the Company’s corporate website.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures. The disclosure committee operates under a formal charter that governs its duties and conduct. The charter was attached as an appendix to the Company’s 2003 proxy statement, and is published on the Company’s corporate website.

Personal Loans to Executive Officers and Directors

The Company’s policy has always been to not extend personal loans or other terms of personal credit to its directors and officers, and is in compliance with the legislation prohibiting such personal loans and other forms of personal credit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2006, except for the acquisition of common stock on June 16, 2006 by certain executive officers, for which such reports were filed on September 15, 2006.

EXECUTIVE COMPENSATION

The following table shows, for the last three fiscal years, compensation information for Leonard S. Schwartz, the Company’s Chief Executive Officer, and the next four most highly compensated executives. Other tables that follow provide more detail about the specific type of compensation.

Summary Compensation Table

	Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	Options/(1) SARs	All Other Compensation (2)

Leonard S. Schwartz	2006	$398,575	$920,000	-	-	$88,782
President, Chairman	2005	398,398	605,000	$100,000	300,000	271,257
	2004	383,245	715,900	-	18,000	571,034

Frank DeBenedittis	2006	238,164	228,000	-	-	45,561
Senior Vice President	2005	231,118	206,000	10,000	30,000	46,286
	2004	222,263	240,000	-	6,000	50,395

Vincent Miata	2006	232,620	235,000	-	-	41,849
Senior Vice President	2005	232,517	220,000	-	30,000	41,029
	2004	223,673	220,000	-	6,000	40,473

Michael Feinman	2006	190,345	127,000	-	-	38,265
President, Aceto	2005	185,305	135,000	-	30,000	45,926
Agricultural Chemicals Corp.	2004	177,758	132,000	-	6,000	37,243

Douglas Roth	2006	228,844	80,000	20,000	-	38,679
Chief Financial Officer	2005	203,566	61,980	13,620	30,000	34,925
	2004	195,766	67,200	16,800	6,000	31,393

(1)	All figures have been adjusted to reflect the 3-for-2 stock splits, effected in the form of dividends, paid in January 2005 and 2004, as appropriate.
(2)	Represents contributions to retirement plans and compensation recognized from the issuance of premium shares on restricted stock.

Stock Option Grants in Last Fiscal Year

The following table contains information regarding the grant of stock options in the fiscal year ended June 30, 2006 to the named executives.

	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	(# of Shares)	Year	($/Sh)	Date	5%	10%
Leonard S. Schwartz	None
Frank DeBenedittis	None
Vincent Miata	None
Michael Feinman	None
Douglas Roth	None

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year End Option Values

The following table contains information regarding the exercise of stock options by the named executives in the fiscal year ended June 30, 2006 and the value of unexercised options held by such persons on June 30, 2006.

			Number Of Securities Underlying Unexercised Options At FY-End (1)		Value Of Unexercised In-The- Money Options At FY-End (1)
Name	Shares Acquired On Exercise (1)	Value Realized	Exercisable/	Unexercisable	Exercisable/	Unexercisable
Leonard S. Schwartz	-	-	887,250	-	$ 2,177,235	-
Frank DeBenedittis	-	-	79,500	-	106,920	-
Vincent Miata	-	-	101,438	-	195,145	-
Michael Feinman	-	-	79,500	-	106,920	-
Douglas Roth	-	-	58,650	-	51,876	-

(1)
The dollar value of each exercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock on June 30, 2006 ($6.92). All share amounts have been adjusted to reflect the 3-for-2 stock splits, effected in the form of dividends, as appropriate.

Compensation of Directors

Directors of the Company who are not also employees currently receive $40,000 per year for serving on the board of directors, plus fees ranging from $2,000 to $3,500 for each committee or special board meeting attended. The lead independent director and the lead compensation director each receive $5,000 per year for serving in such capacity. In addition, each independent director receives $2,500 per year for compensation related service. Directors of the Company who are also employees are not compensated for their services as Directors.

On January 3, 2006, the Company granted each of Messrs. Eilender, Wiesen, Fischer, Noetzli, Kallem and Britton 13,000 non-qualified stock options pursuant to the 1998 Stock Option Plan. Each option vests on the first anniversary of the date of grant, is exercisable at $6.82 and expires 10 years from the date of grant.

Employment Agreements

The Company has no employment agreements with its senior executives.

Limits on Liability and Indemnification

The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Executive Compensation Committee Interlocks and Insider Participation

None of the independent directors (who are responsible for compensation matters) have ever served as officers or employees of the Company or any of our subsidiaries. During the last fiscal year, none of our senior executives served on the board of directors or committee of any other entity whose officers served either on our board of directors or executive compensation committee.

REPORT OF THE INDEPENDENT DIRECTORS REGARDING COMPENSATION MATTERS

The Company’s independent directors, consisting of William N. Britton, Albert L. Eilender, Ira S. Kallem, Hans C. Noetzli and Robert A. Wiesen (lead compensation director) make recommendations to the Board with respect to the remuneration of the Company’s executive officers.

The Company’s compensation policy has been designed to enable the Company to attract, retain and motivate executives whose enthusiasm and abilities will contribute to the growth of its business and result in maximum profitability to the Company and its shareholders, by providing salaries and benefits competitive with those offered by other companies in the chemical industry. The executive compensation program includes base salary, annual incentive compensation (cash bonuses), and long term incentive compensation (awards under the Company’s stock option plans).

Base salaries are set at levels competitive within the chemical industry. Because of the way the Company operates its business, the contributions of its executives significantly affect corporate profitability. Bonuses (which can exceed base salary) are paid to reflect the extent of such contributions. The Company’s Chief Executive Officer also is the Chairman of the Board, and President of the Company. The bonuses paid to the Chief Executive Officer and to the Secretary/Treasurer, who is the Chief Financial Officer, are intended to reflect the Company’s overall performance.

The three highest paid executives, other than the Chief Executive Officer, are each responsible for the performance of one of the Company’s principal profit centers. Internally generated performance records are kept on a monthly and yearly basis for these profit centers, and each center’s profitability is compared in the current year to the previous year.

Other factors considered in determining the bonuses of individual executives are the individual’s own performance and the overall performance of the Company. The compensation committee determines each bonus primarily based on this data, also taking into account the long term contributions of each individual.

The Chief Executive Officer’s compensation was determined on the basis of the same factors utilized to compensate other executives, taking into consideration total compensation comparisons of top executives of corporations in the chemical industry. The Chief Executive Officer is not present at the time that his compensation is evaluated and determined.

Submitted by the Company’s independent directors.

William N. Britton
Albert L. Eilender
Ira S. Kallem
Hans C. Noetzli
Robert A. Wiesen (lead compensation director)

REPORT OF THE AUDIT COMMITTEE

The audit committee acts under a written charter adopted by the audit committee and approved by the board of directors. The audit committee charter is attached to this proxy statement and is available on the Company’s corporate website.

The audit committee is comprised of Albert L. Eilender, Ira S. Kallem (Chairman) and Hans C. Noetzli. Each of these directors meets the independence and expertise requirements of the SEC and the Nasdaq Stock Market LLC.  The audit committee recommends the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accountants. The audit committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002. In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit Committee Charter, we reviewed all services performed by BDO Seidman, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

We also:
•	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO Seidman, LLP prior to the statements being filed with the SEC;

•	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

•	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

•	Reviewed quarterly earnings releases prior to their publication;

•	Reviewed and approved in advance in accordance with the Company’s Audit Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO Seidman, LLP;

•	Reviewed and revised the committee’s charter as necessary in order to comply with newly enacted rules and regulations;

•	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

•
Reviewed the audit, tax and audit-related services the Company had received from BDO Seidman, LLP and determined that the providing of such services by BDO Seidman, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm.

We have also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2006 with management and discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. We also received during the past fiscal year the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 and have discussed with BDO Seidman, LLP their independence. Based on the discussions referred to above, we recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted by the members of the audit committee.

Albert L. Eilender
Ira S. Kallem (Chairman)
Hans C. Noetzli

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 13, 2006, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all named executive officers and directors as a group. Unless indicated otherwise the business address of each person is c/o Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (excluding stock options) (1)	Exercisable Stock Options (2)	Total Beneficial Ownership	Percent (3)
Leonard S. Schwartz	180,290	887,250	1,067,540	4.2%
Frank DeBenedittis	32,357	79,500	111,857	*
Vincent Miata	30,812	101,438	132,250	*
Michael Feinman	20,199	79,500	99,699	*
Douglas Roth	12,172	58,650	70,822	*
Robert A. Wiesen	4,547	36,625	41,172	*
Stanley H. Fischer	3,375	43,375	46,750	*
Albert L. Eilender	15,000	53,500	68,500	*
Hans Noetzli	6,000	43,375	49,375	*
Ira S. Kallem	3,500	43,375	46,875	*
William N. Britton	2,500	13,000	15,500	*
T. Rowe Price Associates, Inc. (4) 100 East Pratt Street Baltimore, MD 21202	2,018,200	-	2,018,200	8.3%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	2,099,059	-	2,099,059	8.6%
Dimension Fund Advisors, Inc. 1299 Ocean Avenue Santa Monica, CA 90401	1,728,232	-	1,728,232	7.1%
NWQ Investment Management Co. LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	1,437,240	-	1,437,240	5.9%

All named executive officers and directors as a group (11 persons)	310,752	1,439,588	1,750,340	6.8%

* Less than 1%.

(1)	Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2)
For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date. Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 24,286,521 shares issued and outstanding as of the record date.

(4)
Based on information provided by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. has sole dispositive power with respect to these shares and sole voting power for 70,000 shares. These shares are held of record by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. (which owns 1,778,200 shares representing 7.3% of the Company’s outstanding shares), which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be the beneficial owner of such securities; however, T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the Exchange Act of 1934, as amended.

Performance Graph

The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poor’s 500 Index and (c) the total return on a published line-of-business index - the Dow Jones U.S. Chemicals Index (the “Peer Group”).

The following graph assumes that $100 had been invested in each of the Company, the Standard & Poor’s 500 Index and the Peer Group on June 30, 2001.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG ACETO CORPORATION, THE S & P 500 INDEX
AND THE DOW JONES US CHEMICALS INDEX

ASSUMES $100 INVESTED ON JUNE 30, 2001
ASSUMES DIVIDEND REINVESTMENT
FISCAL YEAR ENDING JUNE 30, 2006

	Aceto Corporation	S&P 500 Index	Dow Jones U.S. Chemicals
June 30, 2001	100	100	100
June 30, 2002	110	82	107
June 30, 2003	290	82	98
June 30, 2004	417	98	123
June 30, 2005	270	104	135
June 30, 2006	255	113	143

The preceding sections entitled “Executive Compensation” and “Performance Graph” do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stanley H. Fischer, a director of the Company, is President of Fischer and Burstein, P.C., a law firm which serves as counsel to the Company on various corporate matters. During fiscal 2006, the Company paid $160,000 to Fischer and Burstein, P.C. for legal services rendered to the Company.

Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria, a law firm which serves as labor and employment counsel to the Company. During fiscal 2006, the Company paid $155,000 to Clifton, Budd & DeMaria for legal services rendered to the Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ended June 30, 2006 on November 23, 2005. BDO Seidman, LLP commenced providing services for the quarterly period ended December 31, 2005. KPMG LLP served as the independent registered public accounting firm for the year ended June 30, 2005 and through to the appointment of BDO Seidman, LLP, which included the quarterly period ended September 30, 2005. The Board of Directors, in accordance with the recommendation of the Audit Committee, recommends that BDO Seidman, LLP be ratified as the Company’s independent registered public accounting firm for the year ending June 30, 2007.

The Company anticipates that representatives of BDO Seidman, LLP will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of BDO Seidman, LLP will be afforded an opportunity to make a statement if they so desire.

The aggregate fees for professional services rendered by BDO Seidman, LLP for the year ended June 30, 2006 and by KPMG LLP for the year ended June 30, 2005 were:

	Fiscal 2006	Fiscal 2005

Audit fees	$854,000	$1,294,000
Audit related fees	-	-
Tax fees	15,000	60,000
All other fees	-	7,000

Total fees	$869,000	$1,361,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements and statutory audits. In addition to the above, during fiscal 2006, the Company paid $80,000 in fees to KPMG LLP relating to the review of the Company’s quarterly financial statements for the period ended September 30, 2005.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

All other fees during fiscal 2005 represent permissible training services.

SHAREHOLDER PROPOSALS

All shareholder proposals which are intended to be presented at the 2007 Annual Meeting of Shareholders of the Company must be received by the Company no later than June 26, 2007, for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2006 as filed with the SEC, including the financial statements, our committee charters, and our codes of conduct, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042. You can also access our 2006 Form 10-K on our website at www.aceto.com by clicking on “Corporate Governance” and then on “SEC Filings”. You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS Douglas Roth Chief Financial Officer and Corporate Secretary

Dated: October 23, 2006

Appendix A

ACETO CORPORATION
AUDIT COMMITTEE CHARTER

Purpose of the Committee

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of Aceto Corporation (the “Company”) in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Company’s shareholders and others, the quality of the Company’s accounting policies and reporting practices, the systems of internal disclosure controls which management and the Board of Directors have established, compliance with the Company’s Code of Ethics for Financial Management, and the internal and external audit processes. The Committee is to assist the Board in maintaining compliance by the Company with legal and regulatory requirements.

In fulfilling its purpose, it is the responsibility of the Committee to provide an open avenue of communication between the Board of Directors, management and the independent auditors. The Committee is to be the Board’s principal agent in ensuring the independence and objectivity of the independent auditors, the integrity of management, and the adequacy of disclosure to shareholders. The independent auditors are ultimately accountable to the Board of Directors and the Committee, as representative of the Company’s shareholders; however, the Committee has the sole authority to select, evaluate, and, where appropriate, replace the independent auditors.

The Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discussion with the accountants and the experience of the Committee’s members in business, financial and accounting matters.

Authority of the Committee

The Committee has the authority to investigate any activity of the Company within its scope of responsibilities, and shall have unrestricted access to members of management and all information relevant to its responsibilities. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

Composition of the Committee

The Committee shall be comprised of at least three members, all of whom shall meet the independence requirements and experience qualifications of the United States Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc ("Nasdaq").

Specifically, each audit committee member shall: (i) be "independent", as defined in NASDAQ Rule 4200; (ii) meet the criteria for independence set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended; (iii) not have participated in the preparation of the financial statements of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

In addition, at least one member of the Audit Committee shall be an "Audit Committee Financial Expert" as defined by the SEC, and otherwise meet the experience requirements of NASDAQ Rule 4350(d)(2)(A).

Meetings of the Committee

The Audit Committee shall meet, either in person or telephonically, at least quarterly. Prior to each meeting, the Chairman of the Committee may communicate with the independent auditors to review the agenda and solicit input on any additional topics that should be covered. The Audit Committee shall also meet periodically, in the discretion of the Chairman of the Committee, with Company’s management, and the independent auditor in separate executive sessions.

Attendance at Meetings of the Committee

Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Chairman may also request that members of management, the Company’s outside counsel or the independent auditor attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

Minutes of Meetings of the Committee

Minutes of each meeting shall be prepared under the direction of the Chairman of the Committee and circulated to Committee members for review and approval. Copies are then to be made available to the Company directors who are not members of the Committee, the independent auditors and the Company’s Chief Financial Officer.

Specific Responsibilities of the Committee

General Matters

The Committee shall:

1. Oversee the work and compensation of the independent auditor in connection with the preparation by the independent auditor of its audit report.

2. Review the scope of the independent auditor’s audit examination, including their engagement letter, prior to the annual audit. Review and approve the audit fees agreed upon by management. Approve any permitted non-audit services to be provided by the independent auditors. The Chairman has the authority to make specific pre-approvals in his or her sole good faith discretion, except that for services with an estimated cost in excess of $10,000, the specific pre-approval of such services must be subsequently considered and ratified by the entire Committee.

3. Have the authority to recommend to the Board the retention or replacement of the independent auditors, and provide a written summary of the basis for any recommended change (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Audit Committee.

4. Have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

Financial Statement and Disclosure Matters

The Committee shall:

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies, if any.

5. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Discuss with management the Company’s earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements, if any.

8. Discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company's Relationship with the Independent Auditor

The Committee shall:

1. Review and evaluate the lead partner of the independent auditor team.

2. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provisions of the permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

3. Oversee the rotation of the audit partners as required by law.

4. Meet with the independent auditor to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

The Committee shall:

1. Obtain from the independent auditor assurance that to its knowledge Section 10A(b) of the Exchange Act has not been implicated.

2. Review management’s monitoring of the Company’s compliance with its Code of Ethics. Review reports and disclosures of insider and affiliate party transactions.

3. Review on an on-going basis for potential conflicts of interest, and approve if appropriate, all "Related Party Transactions" of the Company as required by NASDAQ Rule 4350(h). For purposes of this Charter, "Related Party Transactions" shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the employees of concerns regarding the questionable accounting or auditing matters.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6. Discuss with the Company’s outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of the Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with the generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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ACETO CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Leonard S. Schwartz and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Aceto Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 7, 2006 at the Company’s offices, One Hollow Lane, Suite 201, Lake Success, New York 11042, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” AND “FOR RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

ACETO CORPORATION
P.O. BOX 11199
NEW YORK, N.Y. 10203-0199

(1)	Election of Directors

Nominees: Leonard S. Schwartz, Robert A. Wiesen, Stanley H. Fischer, Albert L. Eilender, Ira S. Kallem, Hans C. Noetzli and William N. Britton.

FOR ALL: ____	WITHOLD FOR ALL: ____	*EXCEPTIONS: ____

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions __________________________________________________________________________________________

(2)	Ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

FOR: ____	AGAINST: ____	ABSTAIN: ____

(3)	In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Change of Address Mark Here

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)
NOTE: Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation should be signed with the full corporate name by a duly authorized officer.

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Date	Share Owner sign here	Co-Owner sign here